UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2015

BERRY PLASTICS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2015, Berry Plastics Group, Inc., a Delaware corporation (“Berry”), and its subsidiary Berry Plastics Acquisition Corporation IX, a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AVINTIV Inc., a Delaware corporation (“AVINTIV”), and, solely in its capacity as Securityholder Representative, Blackstone Capital Partners (Cayman) V L.P., a Cayman Islands exempted limited partnership, pursuant to which Merger Sub will be merged with and into AVINTIV (the “Merger”), with AVINTIV surviving as a wholly-owned subsidiary of Berry. The Merger Agreement was unanimously approved by the Board of Directors of both Berry and AVINTIV.

Merger Consideration. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Merger Effective Time”), holders of issued and outstanding shares of common stock, par value $0.01 per share, of AVINTIV (“AVINTIV Stock”), other than those shares of AVINTIV Stock (i) held by AVINTIV, Berry or Merger Sub and (ii) those shares with respect to which appraisal rights are properly demanded and not waived, withdrawn or lost, will receive aggregate cash merger consideration of approximately $2,450,000,000 (the “Merger Consideration”), subject to certain adjustments for working capital and capital expenditures, cash, the amount of AVINTIV’s funded indebtedness, transaction expenses incurred by AVINTIV, the value of the shares of capital stock of Companhia Providência Indústria e Comércio, a Brazilian corporation, which are not owned by AVINTIV and the amount necessary to cancel and terminate AVINTIV options, stock appreciation rights and restricted stock units.

Funded Indebtedness. Simultaneously with the closing of the Merger, Berry expects to repay, or cause to be repaid, on behalf of AVINTIV and its subsidiaries and as part of the aggregate Merger Consideration, all outstanding indebtedness under (1) the Senior Secured Credit Agreement, dated as of December 19, 2013, among AVINTIV Specialty Materials Inc. and other parties thereto (including incremental term loans thereunder); (2) 7.75% Senior Secured Notes due 2019 of AVINTIV Specialty Materials Inc.; (3) 6.875% Senior Notes due 2019 of AVINTIV Specialty Materials Inc. and (4) the Credit Agreement, dated as of January 28, 2011, as amended, among AVINTIV Specialty Materials Inc. and other parties thereto. There is no assurance that the Merger or the repayment of indebtedness described above will be consummated within any particular time period or at all.

Closing Conditions. Consummation of the Merger is subject to certain mutual conditions of the parties, including, without limitation, (i) the absence of any law or order prohibiting the Merger and (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and specified foreign competition laws. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including, without limitation, (w) the accuracy of the other party’s representations and warranties (subject to customary materiality and material adverse effect qualifiers) and (x) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (subject to customary materiality qualifiers).

Representations, Warranties and Covenants. Each of Berry, Merger Sub and AVINTIV has made customary representations and warranties to each other in the Merger Agreement. AVINTIV has also agreed to various customary covenants and agreements, including, among others, covenants to (i) use commercially reasonable efforts to conduct their business in the ordinary course of business consistent with past practice in all material respects during the period between the execution of the Merger Agreement and the Merger Effective Time and (ii) not engage in certain activities between the execution of the Merger Agreement and Merger Effective Time, subject to certain exceptions.

Termination Rights. The Merger Agreement contains certain termination rights for both Berry and AVINTIV, including, among others, (i) if the Merger is not consummated on or before February 1, 2016, subject to a one month extension in connection with obtaining regulatory approval as set forth in the Merger Agreement, (ii) by mutual written consent of Berry and AVINTIV, or (iii) upon a material uncured breach by the other party that would result in a closing condition not to be satisfied.

The Merger Agreement has been included to provide investors with information regarding its terms. The representations and warranties set forth in the Merger Agreement have been made solely for the benefit of the other parties to the Merger Agreement. In addition, such representations and warranties (i) have been made only for the purpose of the Merger Agreement, (ii) have been qualified by the disclosures made to the other party in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. Investors should read the Merger Agreement together with the other information concerning Berry that it publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 31, 2015, Berry issued a press release regarding the Merger, which is attached hereto as Exhibit 99.1. A reconciliation of certain non-GAAP information of AVINTIV is attached hereto as Exhibit 99.2. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release and investor presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates” “outlook,” or “looking forward,” or similar expressions that relate to our strategy, plans or intentions. All statements we make relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to our expectations regarding future industry trends are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected.

Important factors that could cause actual results to differ materially from our expectations, which we refer to as cautionary statements, are disclosed under “Risk Factors” and elsewhere in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including, without limitation, in conjunction with the forward-looking statements included in this release. All forward-looking information and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results include: (1) risks associated with our substantial indebtedness and debt service; (2) changes in prices and availability of resin and other raw materials and our ability to pass on changes in raw material prices on a timely basis; (3) the impact of potential changes in interest rates: (4) performance of our business and future operating results; (5) risks related to our acquisition strategy and integration of acquired businesses; (6) reliance on unpatented know-how and trade secrets; (7) increases in the cost of compliance with laws and regulations, including environmental, safety, and production and product laws and regulations; (8) risks related to disruptions in the overall economy and the financial markets may adversely impact our business; (9) catastrophic loss of one of our key manufacturing facilities, natural disasters, and other unplanned business interruptions; (10) risks of competition, including foreign competition, in our existing and future markets;(11) general business and economic conditions, particularly an economic downturn; (12) the ability of our insurance to cover fully our potential exposures; (13) risks that our restructuring programs may entail greater implementation costs or result in lower costs savings than anticipated, and (14) the other factors discussed in the under the heading “Risk Factors” in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of July 30, 2015, by and among AVINTIV Inc., Berry Plastics Group, Inc., Berry Plastics Acquisition Corporation IX and Blackstone Capital Partners (Cayman) V L.P., as the securityholder representative (the Exhibits and Disclosure Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

99.1	Press release of Berry Plastics Group, Inc., dated July 31, 2015, announcing the Merger.

99.2	Supplemental Reconciliation of AVINTIV Inc. Non-GAAP Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC. (Registrant)

Dated: August 5, 2015	By:	/s/ Jason Greene
	Name:	Jason Greene
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of July 30, 2015, by and among AVINTIV Inc., Berry Plastics Group, Inc., Berry Plastics Acquisition Corporation IX and Blackstone Capital Partners (Cayman) V L.P., as the securityholder representative (the Exhibits and Disclosure Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request).

99.1	Press release of Berry Plastics Group, Inc., dated July 31, 2015, announcing the Merger.

99.2	Supplemental Reconciliation of AVINTIV Inc. Non-GAAP Financial Information.